UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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MARKFORGED HOLDING CORPORATION

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Your Vote Counts! MARKFORGED HOLDING CORPORATION 2023 Annual Meeting Vote by June 19, 2023 11:59 PM ET Markforged MARKFORGED HOLDING CORPORATION 60 TOWER ROAD WALTHAM, MA 02451 V03239-P90974 You invested in MARKFORGED HOLDING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 20, 2023. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 20, 2023 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/MKFG2023*Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect two Class II directors to serve for a three-year term ending at the 2026 Annual Meeting of Stockholders. Nominees: 01) Shai Terem 02) Paul Milbury 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For All For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V03240-P90974